UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2012

ALLEGHANY CORPORATION

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, New York, New York 10036
(Address of principal executive offices) (Zip Code)

(212) 752-1356
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 22, 2012, Alleghany Corporation (“Alleghany”) and Transatlantic Holdings, Inc. (“Transatlantic”) issued a joint press release announcing that Transatlantic stockholders that wish to make an election with respect to the consideration to be received in the proposed merger with Alleghany must deliver a properly completed election form to Computershare by 5:00 p.m. New York City time on March 1, 2012. Subject to regulatory and other customary closing conditions, Alleghany and Transatlantic expect to close the merger on March 6, 2012.

The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Document Designation

99.1	Press Release, dated February 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2012

ALLEGHANY CORPORATION

By:	/s/ Christopher K. Dalrymple
Name: Christopher K. Dalrymple
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 22, 2012.